Summary Prospectus

KraneShares MSCI China ESG Leaders Index ETF

Principal Listing Exchange for the Fund: NYSE Arca, Inc.

Ticker Symbol: KESG

August 1, 2021

Before you invest, you may want to review the Fund’s Prospectus, which contains more information about the Fund and its risks. You can find the Fund’s Prospectus, Statement of Additional Information, recent reports to shareholders, and other information about the Fund online at www.kraneshares.com. You can also get this information at no cost by calling 1-855-857-2638, by sending an e-mail request to KraneFunds@seic.com or by asking any financial intermediary that offers shares of the Fund. The Fund’s Prospectus and Statement of Additional Information, each dated August 1, 2021, as each may be amended or supplemented from time to time, and recent reports to shareholders, are incorporated by reference into this Summary Prospectus and may be obtained, free of charge, at the website, phone number or email address noted above.

As permitted by regulations adopted by the Securities and Exchange Commission, paper copies of the Funds’ shareholder reports will no longer be sent by mail, unless you specifically request paper copies of the reports from the Funds (if you hold your Fund shares directly with the Funds) or from your financial intermediary, such as a broker-dealer or bank (if you hold your Fund shares through a financial intermediary). Instead, the reports will be made available on a website, and you will be notified by mail each time a report is posted and provided with a website link to access the report.

If you already elected to receive shareholder reports electronically, you will not be affected by this change and you need not take any action. If you hold your Fund shares directly with the Funds, you may elect to receive shareholder reports and other communications electronically from the Funds by contacting the Funds at 855-857-2638 or, if you hold your Fund shares through a financial intermediary, contacting your financial intermediary.

You may elect to receive all future reports in paper free of charge. If you hold your Fund shares directly with the Funds, you can inform the Funds that you wish to continue receiving paper copies of your shareholder reports at 855-857-2638 or, if you hold your Fund shares through a financial intermediary, contacting your financial intermediary. Your election to receive reports in paper will apply to all of the KraneShares Funds you hold directly with series of the Trust or through your financial intermediary, as applicable.

KraneShares MSCI China ESG Leaders Index ETF | Summary Prospectus

Investment Objective

The KraneShares MSCI China ESG Leaders Index ETF (the “Fund”) seeks to provide investment results that, before fees and expenses, correspond generally to the price and yield performance of a specific equity securities index. The Fund’s current index is the MSCI China ESG Leaders 10/40 Index (the “Underlying Index”).

Fees and Expenses of the Fund

The following table describes the fees and expenses you may pay if you buy and hold shares of the Fund. You may pay other fees, such as brokerage commissions and other fees to financial intermediaries, which are not reflected in the tables and examples below.

Shareholder Fees (fees paid directly from your investment)	None
Annual Fund Operating Expenses (expenses that you pay each year as a percentage of the value of your investment)
Management Fees	0.58%
Distribution and/or Service (12b-1) Fees*	0.00%
Other Expenses	0.00%
Total Annual Fund Operating Expenses	0.58%

*       Pursuant to a Distribution Plan, the Fund may bear a Rule 12b-1 fee not to exceed 0.25% per year of the Fund’s average daily net assets. However, no such fee is currently paid by the Fund, and the Board of Trustees has not currently approved the commencement of any payments under the Distribution Plan.

Example

This Example is intended to help you compare the cost of investing in the Fund with the cost of investing in other funds. The Example assumes that you invest $10,000 in the Fund for the time periods indicated. The Example also assumes that your investment has a 5% return each year and that the Fund’s operating expenses remain the same. Although your actual costs may be higher or lower, based on these assumptions, whether you do or do not sell your shares, your costs would be:

1 Year	3 Years	5 Years	10 Years
$59	$186	$324	$726

Portfolio Turnover

The Fund pays transaction costs, such as commissions, when it buys and sells securities (or “turns over” its portfolio). A higher portfolio turnover rate may indicate higher transaction costs and may result in higher taxes when Fund shares are held in a taxable account. These costs, which are not reflected in the Annual Fund Operating Expenses or in the Example, affect the Fund’s performance. For the period from July 28, 2020 to March 31, 2021, the Fund’s portfolio turnover rate was 30% of the average of its portfolio.

Principal Investment Strategies

Under normal circumstances, the Fund will invest at least 80% of its total assets in components of the Underlying Index, depositary receipts, including American depositary receipts, representing such components and securities underlying depositary receipts in the Underlying Index. The Underlying Index is a free-float adjusted market capitalization weighted index, modified per the 10/40 Constraint (as defined below), which is designed to measure the equity market performance of

KraneShares MSCI China ESG Leaders Index ETF | Summary Prospectus

Chinese companies that have high environmental, social and governance (“ESG”) ratings relative to their industry peers, as determined by MSCI Inc., the provider of the Underlying Index (“Index Provider”). The securities eligible for inclusion in the Underlying Index include all types of publicly issued shares of Chinese issuers, such as A-Shares, B-Shares, H-Shares, P-Chips and Red Chips, which are described below. The issuers included in the Underlying Index may include small-cap, mid-cap and large-cap companies.

In determining the securities eligible for inclusion in the Underlying Index, the Index Provider uses three screens.

•   First, the Index Provider rates companies within each industry depending on how well they manage ESG risks and opportunities facing the company, such as climate change, product liability, corporate governance and corporate behavior, relative to the company’s industry peers.

•   Second, the Index Provider conducts an assessment of controversies concerning the negative ESG impact of the company’s operations, products and services. The evaluation framework used to assess controversies is designed to reflect the international norms represented by the UN Declaration of Human Rights, the International Labor Organization Declaration on Fundamental Principles and Rights at Work, and the UN Global Compact.

•   Third, the Index Provider identifies companies that are involved in certain businesses, such as alcohol, tobacco, civilian firearms, gambling, nuclear power, and conventional and controversial weapons.

To be included in the Underlying Index, a company must be positively assessed under the first two screens and identified by the Index Provider as not being materially involved in the businesses assessed under the third screen. Securities that do not meet the criteria for either of the first two screens are excluded from the Underlying Index. The Underlying Index may include issuers in the following sectors: Consumer Discretionary, Financials, Industrials, Health Care, Communication Services, Real Estate, Utilities, Information Technology, Consumer Staples, Materials, and Energy. For each sector, the Index Provider ranks each eligible security and includes securities with the highest ESG ratings representing 50% of the market capitalization in each sector, with a minimum cumulative sector coverage of 45%.

The Underlying Index is modified so that, as of the rebalance date, no issuer constitutes more than 10% of the Underlying Index and so that the cumulative weight of all constituents with a weight of over 5% does not exceed 40% of the Underlying Index (the “10/40 Constraint”).

The Fund may invest up to 20% of its assets in instruments that are not included in the Underlying Index, but that Krane believes will help the Fund track the Underlying Index. These investments are subject to the ESG screens and may include equity securities and depositary receipts of issuers whose securities are not constituents of the Underlying Index, derivative instruments (including swaps, futures, forwards, structured notes and options), other investment companies (including exchange traded funds or “ETFs”) and cash or cash equivalents (including money market funds). The other investment companies in which the Fund may invest may be advised, sponsored or otherwise serviced by Krane and/or its affiliates.

KraneShares MSCI China ESG Leaders Index ETF | Summary Prospectus

The following China-related securities may be included in the Underlying Index and/or represent investments of the Fund:

•   China A-Shares, which are shares of companies incorporated in mainland China that are traded on the Chinese exchanges and denominated in domestic renminbi. China A-Shares are primarily purchased and sold in the domestic Chinese market. To the extent the Fund invests in China A-Shares, it expects to do so through the trading and clearing facilities of a participating exchange located outside of mainland China (“Stock Connect Programs”). A Renminbi Qualified Foreign Institutional Investor (“RQFII”) or Qualified Foreign Institutional Investor (“QFII”) license may also be acquired to invest directly in China A-Shares.

•   China B-Shares, which are shares of companies listed on the Shanghai or Shenzhen Stock Exchange but quoted and traded in foreign currencies (such as Hong Kong Dollars or U.S. Dollars), which were primarily created for trading by foreign investors.

•   China H-Shares, which are shares of companies incorporated in mainland China and listed on the Hong Kong Stock Exchange (“H-Shares”), where they are traded in Hong Kong dollars and may be traded by foreign investors.

•   China N-Shares, which are shares of companies with business operations in mainland China and listed on an American stock exchange, such as NYSE or NASDAQ (“N-Shares”).

•   P-Chips, which are shares of private sector companies with a majority of their business operations in mainland China and controlling private Chinese shareholders, which are incorporated outside of mainland China and traded on the Hong Kong Stock Exchange in Hong Kong dollars.

•   Red Chips, which are shares of companies with a majority of their business operations in mainland China and controlled by the central, provincial or municipal governments of the PRC, whose shares are traded on the Hong Kong Stock Exchange in Hong Kong dollars.

•   S-Chips, which are shares of companies with business operations in mainland China and listed on the Singapore Exchange. S-Chip shares are issued by companies incorporated anywhere, but many are registered in Singapore, the British Virgin Islands, the Cayman Islands, or Bermuda.

Although the Fund reserves the right to replicate (or hold all constituents of) the Underlying Index, the Fund expects to use representative sampling to track the Underlying Index. “Representative sampling” is a strategy that involves investing in a representative sample of securities that collectively have an investment profile similar to the Underlying Index.

As of May 31, 2021, the Underlying Index included 174 securities of companies with a market capitalization range of approximately $2,202 million to $459.1 billion and had an average market capitalization of approximately $5.5 billion. The Underlying Index is rebalanced quarterly.

The Fund is non-diversified. To the extent the Underlying Index is concentrated in a particular industry, the Fund is expected to be concentrated in that industry. As of May 31, 2021, issuers in the Consumer Discretionary sector (40%), Financials sector (15.19%) and Healthcare sector (13%) each represented a significant portion of the Underlying Index.

The Fund may engage in securities lending.

KraneShares MSCI China ESG Leaders Index ETF | Summary Prospectus

Principal Risks

As with all ETFs, a shareholder of the Fund is subject to the risk that his or her investment could lose money. The Fund may not achieve its investment objective and an investment in the Fund is not by itself a complete or balanced investment program. An investment in the Fund is not a deposit with a bank and is not insured or guaranteed by the Federal Deposit Insurance Corporation or any other government agency. An investment in the Fund involves the risk of total loss. In addition to these risks, the Fund is subject to a number of additional principal risks that may affect the value of its shares, including:

China Risk – General.  The Chinese economy is generally considered an emerging market and can be significantly affected by economic and political conditions in China and surrounding Asian countries. China may be subject to considerable degrees of economic, political and social instability. In addition, the Chinese economy is export-driven and highly reliant on trading with key partners. A downturn in the economies of China’s primary trading partners could slow or eliminate the growth of the Chinese economy and adversely impact the Fund’s investments. The Chinese government strictly regulates the payment of foreign currency denominated obligations and sets monetary policy. The Chinese government may introduce new laws and regulations that could have an adverse effect on the Fund. Although China has begun the process of privatizing certain sectors of its economy, privatized entities may lose money and/or be re-nationalized.

In the Chinese securities markets, a small number of issuers may represent a large portion of the entire market. The Chinese securities markets are subject to more frequent trading halts, low trading volume and price volatility. Recent developments in relations between the United States and China have heightened concerns of increased tariffs and restrictions on trade between the two countries. An increase in tariffs or trade restrictions, or even the threat of such developments, could lead to a significant reduction in international trade, which could have a negative impact on China’s export industry and a commensurately negative impact on the Fund.

In recent years, Chinese entities have incurred significant levels of debt and Chinese financial institutions currently hold relatively large amounts of non-performing debt. Thus, there exists a possibility that widespread defaults could occur, which could trigger a financial crisis, freeze Chinese debt and finance markets and make Chinese securities illiquid.

In addition, trade relations between the U.S. and China have recently been strained.  Worsening trade relations between the two countries could adversely impact the Fund, particularly to the extent that the Chinese government restricts foreign investments in on-shore Chinese companies or the U.S. government restricts investments by U.S. investors in China.  Worsening trade relations may also result in market volatility and volatility in the price of Fund shares.

Disclosure and regulatory standards in emerging market countries, such as China, are in many respects less stringent than U.S. standards. There is substantially less publicly available information about Chinese issuers than there is about U.S. issuers.

Tax Risk.  Per a circular (Caishui [2014] 79), the Fund is temporarily exempt from the Chinese tax on capital gains on trading in A-Shares as a QFII or RQFII or the Shanghai Stock Exchange through the Shanghai-Hong Kong Stock Connect as of November 17, 2014, and the Shenzhen Stock Exchange through the Shenzhen-Hong Kong Stock Connect as of December 5, 2016. There is no indication as to how long the temporary exemption will remain in effect. Accordingly, the Fund may be subject to such taxes in the future. In addition, there is uncertainty as to the application and

KraneShares MSCI China ESG Leaders Index ETF | Summary Prospectus

implementation of China’s value added tax to the Fund’s activities. The Fund reserves the right to establish a reserve for taxes which present uncertainty as to whether they will be assessed, although it currently does not do so. If the Fund establishes such a reserve but is not ultimately subject to these taxes, shareholders who redeemed or sold their shares while the reserve was in place will effectively bear the tax and may not benefit from the later release, if any, of the reserve. Conversely, if the Fund does not establish such a reserve but ultimately is subject to the tax, shareholders who redeemed or sold their shares prior to the tax being withheld, reserved or paid will have effectively avoided the tax. Investors should note that such provision, if any, may be excessive or inadequate to meet actual tax liabilities (which could include interest and penalties) on the Fund’s investments. Any taxes imposed in connection with the Fund’s activities will be borne by the Fund. As a result, investors may be advantaged or disadvantaged depending on the final rules of the relevant tax authorities.

Hong Kong Risk.  The economy of Hong Kong has few natural resources and any fluctuation or shortage in the commodity markets could have a significant adverse effect on the Hong Kong economy. Hong Kong is also heavily dependent on international trade and finance. Additionally, the continuation and success of the current political, economic, legal and social policies of Hong Kong is dependent on and subject to the control of the Chinese government.

China Equity Investing Risks.

A-Shares Risk.  A-Shares are issued by companies incorporated in mainland China and are traded on Chinese exchanges. Investments in A-Shares are made available to domestic Chinese investors and certain foreign investors, including those who have been approved as a QFII or a RQFII and through the Stock Connect Programs, which currently include the Shanghai-Hong Kong Stock Connect, Shenzhen-Hong Kong Stock Connect, Shanghai-London Stock Connect, and China-Japan Stock Connect. Investments by foreign investors in A-Shares are subject to various restrictions, regulations and limits. The Fund currently intends to gain exposure to A-Shares through the Stock Connect Programs. The Fund may also gain exposure to A-Shares by investing in investments that provide exposure to A-Shares, such as other investment companies, or Krane may acquire a QFII or RQFII license to invest in A-Shares for the Fund. Investments in A-Shares are heavily regulated and the recoupment and repatriation of assets invested in A-Shares is subject to restrictions by the Chinese government. A-Shares may be subject to frequent and widespread trading halts and may become illiquid. This could cause volatility in the Fund’s share price and subject the Fund to a greater risk of trading halts.

Stock Connect Program Risk.  The Stock Connect Programs are subject to daily and aggregate quota limitations, and an investor cannot purchase and sell the same security on the same trading day, which may restrict the Fund’s ability to invest in A-Shares through the Programs and to enter into or exit trades on a timely basis. The Shanghai and Shenzhen markets may be open at a time when the participating exchanges located outside of mainland China are not active, with the result that prices of A-Shares may fluctuate at times when the Fund is unable to add to or exit its positions. Only certain China A-Shares are eligible to be accessed through the Stock Connect Programs. Such securities may lose their eligibility at any time, in which case they could be sold but could no longer be purchased through the Stock Connect Programs. Because the Stock Connect Programs are still evolving, the actual effect on the market for trading A-Shares with the introduction of large numbers of foreign investors is still relatively unknown. Further, regulations or restrictions, such as limitations on redemptions or suspension of trading, may adversely impact the program. There is no guarantee that the participating exchanges will continue to support the Stock Connect Programs in the future.

KraneShares MSCI China ESG Leaders Index ETF | Summary Prospectus

Investments in China A-Shares may not be covered by the securities investor protection programs of either exchange and, without the protection of such programs, will be subject to the risk of default by the broker. Because of the way in which China A-Shares are held in the Stock Connect Programs, the Fund may not be able to exercise the rights of a shareholder and may be limited in its ability to pursue claims against the issuer of a security, and may suffer losses in the event the depository of the Chinese exchange becomes insolvent.

B-Shares Risk.  The China B-Share market is generally smaller, less liquid and has a smaller issuer base than the China A-Share market. The issuers that compose the B-Share market include a broad range of companies, including companies with large, medium and small capitalizations. Further, the B-Shares market may behave very differently from other portions of the Chinese equity markets, and there may be little to no correlation between the performance of the two.

H-Shares Risk.  H-Shares are foreign securities which, in addition to the risks described herein, are subject to the risk that the Hong Kong stock market may behave very differently from the mainland Chinese stock market. There may be little to no correlation between the performance of the Hong Kong stock market and the mainland Chinese stock market.

N-Shares Risk.  N-Shares are securities of companies with business operations in mainland China and listed on an American stock exchange, such as the NYSE or NASDAQ. Because companies issuing N-Shares have business operations in China, they are subject to certain political and economic risks in China. The American stock market may behave very differently from the mainland Chinese stock market, and there may be little to no correlation between the performance of the two.

P-Chip Companies Risk.  P-Chip companies are often run by the private sector and have a majority of their business operations in mainland China. P-Chip shares are traded in Hong Kong dollars on the Hong Kong Stock Exchange, and may also be traded by foreigners. Because they are traded on the Hong Kong Stock Exchange, P-Chips are also subject to risks similar to those associated with investments in H Shares. They are also subject to risks affecting their jurisdiction of incorporation, including any legal or tax changes.

Red Chip Companies Risk.  Red Chip companies are controlled, either directly or indirectly, by the central, provincial or municipal governments of the PRC. Red Chip shares are traded in Hong Kong dollars on the Hong Kong Stock Exchange and may also be traded by foreigners. Because Red Chip companies are controlled by various PRC governmental authorities, investing in Red Chips involves risks that political changes, social instability, regulatory uncertainty, adverse diplomatic developments, asset expropriation or nationalization, or confiscatory taxation could adversely affect the performance of Red Chip companies. Red Chip companies may be less efficiently run and less profitable than other companies.

S-Chip Companies Risk.  The Fund may invest in shares of companies with business operations in mainland China and listed on the Singapore Exchange (“S-Chips”). S-Chip shares are issued by companies incorporated anywhere, but many are registered in Singapore, the British Virgin Islands, the Cayman Islands, or Bermuda. They are subject to risks affecting their jurisdiction of incorporation, including any legal or tax changes. S-Chip companies may or may not be owned at least in part by a Chinese central, provincial or municipal government and be subject to the types of risks that come with such ownership described herein. There may be little or no correlation between the performance of the Singapore stock market and the mainland Chinese stock market.

KraneShares MSCI China ESG Leaders Index ETF | Summary Prospectus

China Risk – Onshore Investing Risks.

Custody Risks.  In accordance with Chinese regulations and the terms of a QFII or RQFII license, as applicable, and insofar as Krane acquires a QFII or RQFII license, A-Shares will be held in the joint names of the Fund and Krane. While Krane may not use such an account for any purpose other than for maintaining the Fund’s assets, the Fund’s assets may not be as well protected as they would be if it were possible for them to be registered and held solely in the name of the Fund. There is a risk that creditors of Krane may assert that the securities are owned by Krane and that regulatory actions taken against Krane may affect the Fund. The risk is particularly acute in the case of cash deposited with a People’s Republic of China (“PRC”) sub-custodian (“PRC Custodian”) because it may not be segregated, and it may be treated as a debt owing from the PRC Custodian to the Fund as a depositor. Thus, in the event of a PRC Custodian bankruptcy, liquidation, or similar event, the Fund may face difficulties and/or encounter delays in recovering its cash.

Capital Controls Risk.  Economic conditions, such as volatile currency exchange rates and interest rates, political events and other conditions may, without prior warning, lead to intervention by government actors and the imposition of “capital controls.” Capital controls include the prohibition of, or restrictions on, the ability to transfer currency, securities or other assets. Levies may be placed on profits repatriated by foreign entities (such as the Fund). Although the RMB is not presently freely convertible, rather it is subject to the approval of the State Administration of Foreign Exchange (“SAFE”) and other relevant authorities, repatriations by RQFIIs or through the Stock Connect Programs are currently permitted daily and Chinese authorities have indicated their plans to move to a fully freely convertible RMB. There is no assurance, however, that repatriation restrictions will not be (re-)imposed in the future.

Equity Securities Risk.  The values of equity securities are subject to factors such as market fluctuations, changes in interest rates and perceived trends in stock prices. Equity securities may be more volatile than other asset classes and are generally subordinate in rank to debt and other securities of the same issuer.

Emerging Markets Risk.  The Fund’s investments in emerging markets are subject to greater risk of loss than investments in developed markets. This is due to, among other things, greater market volatility, greater risk of asset seizures and capital controls, lower trading volume, political and economic instability, greater risk of market shutdown, and more governmental limitations on foreign investments than typically found in developed markets. The economies of emerging markets, and China in particular, may be heavily reliant upon international trade and may suffer disproportionately if international trading declines or is disrupted.

Foreign Securities Risk.  Investments in securities of non-U.S. issuers may be less liquid than investments in U.S. issuers, may have less governmental regulation and oversight, and are typically subject to different investor protection standards than U.S. issuers. Investments in non-U.S. securities entail the risk of loss due to foreign currency fluctuations and political or economic instability. Foreign market trading hours, clearance and settlement procedures, and holiday schedules may limit the Fund’s ability to buy and sell securities. These factors could result in a loss to the Fund.

Geographic Focus Risk.  The Fund’s investments are expected to be focused in a particular country, countries, or region to the same extent as the Underlying Index and therefore the Fund may be susceptible to adverse market, political, regulatory, and geographic events affecting that country, countries or region. Such geographic focus also may subject the Fund to a higher degree of volatility than a more geographically diversified fund.

KraneShares MSCI China ESG Leaders Index ETF | Summary Prospectus

Currency Risk.  The Fund’s net asset value (“NAV”) is determined on the basis of the U.S. dollar, therefore, the Fund may lose value if the local currency of a foreign market depreciates against the U.S. dollar, even if the local currency value of the Fund’s holdings goes up. Currency exchange rates can be very volatile and can change quickly and unpredictably, which may adversely affect the Fund. The Fund may also be subject to delays in converting or transferring U.S. dollars to foreign currencies for the purpose of purchasing portfolio investments. This may hinder the Fund’s performance, including because any delay could result in the Fund missing an investment opportunity and purchasing securities at a higher price than originally intended, or incurring cash drag.

Non-Diversified Fund Risk.  Because the Fund is non-diversified and may invest a greater portion of its assets in fewer issuers than a diversified fund, changes in the market value of a single portfolio holding could cause greater fluctuations in the Fund’s share price than would occur in a diversified fund. This may increase the Fund’s volatility and cause the performance of a single portfolio holding or a relatively small number of portfolio holdings to have a greater impact on the Fund’s performance.

ETF Risk.  As an ETF, the Fund is subject to the following risks:

Authorized Participants Concentration Risk.  The Fund has a limited number of financial institutions that may act as Authorized Participants. To the extent they exit the business or are otherwise unable to proceed in creation and redemption transactions with the Fund and no other Authorized Participant is able to step forward to create or redeem, shares of the Fund may be more likely to trade at a premium or discount to NAV and possibly face trading halts or delisting. Authorized Participant concentration risk may be heightened for exchange-traded funds (“ETFs”), such as the Fund, that invest in securities issued by non-U.S. issuers or other securities or instruments that have lower trading volumes.

Cash Transactions Risk.  Like other ETFs, the Fund sells and redeems its shares only in large blocks called Creation Units and only to “Authorized Participants.” Unlike many other ETFs, however, the Fund expects to effect its creations and redemptions at least partially or fully for cash, rather than in-kind securities. Thus, an investment in the Fund may be less tax-efficient than an investment in other ETFs as the Fund may recognize a capital gain that it could have avoided by making redemptions in-kind. As a result, the Fund may pay out higher capital gains distributions than ETFs that redeem in-kind. Further, paying redemption proceeds in cash rather than through in-kind delivery of portfolio securities may require the Fund to dispose of or sell portfolio investments to obtain the cash needed to distribute redemption proceeds at an inopportune time.

International Closed Market Trading Risk.  To the extent the Fund’s investments trade in markets that are closed when the Fund and Exchange are open, there are likely to be deviations between current pricing of an underlying security and the prices at which the underlying securities are valued for purposes of the Fund’s NAV. As a result, Shares may appear to trade at a significant discount or premium to NAV greater than those incurred by other ETFs. In addition, shareholders may not be able to purchase or redeem their shares of the Fund, or purchase or sell shares of the Fund on the Exchange, on days when the NAV of the Fund could be significantly affected by events in the relevant non-U.S. markets.

Premium/Discount Risk.  There may be times when the market price of the Fund’s shares is more than the NAV intra-day (at a premium) or less than the NAV intra-day (at a discount). As a result, shareholders of the Fund may pay more than NAV when purchasing shares and receive less than NAV when selling Fund shares. This risk is heightened in times of market volatility or periods of steep market declines. In such market conditions, market or stop loss orders to sell Fund shares may be executed at prices well below NAV.

KraneShares MSCI China ESG Leaders Index ETF | Summary Prospectus

Secondary Market Trading Risk.  Investors buying or selling shares in the secondary market will normally pay brokerage commissions, which are often a fixed amount and may be a significant proportional cost for investors buying or selling relatively small amounts of shares. Secondary market trading is subject to bid-ask spreads and trading in Fund shares may be halted by the Exchange because of market conditions or other reasons. If a trading halt occurs, a shareholder may temporarily be unable to purchase or sell shares of the Fund. In addition, although the Fund’s shares are listed on the Exchange, there can be no assurance that an active trading market for shares will develop or be maintained or that the Fund’s shares will continue to be listed.

Small Fund Risk.  The Fund is small and does not yet have a significant number of shares outstanding. Small funds are at greater risk than larger funds of wider bid-ask spreads for its shares, trading at a greater premium or discount to NAV, liquidation and/or a stop to trading.

Liquidity Risk.  The Fund’s investments are subject to liquidity risk, which exists when an investment is or becomes difficult or impossible to purchase or sell at an advantageous time and price. If a transaction is particularly large or if the relevant market is or becomes illiquid, it may not be possible to initiate a transaction or liquidate a position, which may cause the Fund to suffer significant losses and difficulties in meeting redemptions. Liquidity risk may be the result of, among other things, market turmoil, the reduced number and capacity of traditional market participants, or the lack of an active trading market. Markets for securities or financial instruments could be disrupted by a number of events, including, but not limited to, an economic crisis, natural disasters, new legislation or regulatory changes inside or outside the U.S. Liquid investments may become less liquid after being purchased by the Fund, particularly during periods of market stress. In addition, if a number of securities held by the Fund stop trading, it may have a cascading effect and cause the Fund to halt trading. Volatility in market prices will increase the risk of the Fund being subject to a trading halt. Certain countries in which the Fund may invest may be subject to extended settlement delays and/or foreign holidays, during which the Fund will unlikely be able to convert holdings to cash.

ESG Risk.  Issuers with businesses with high ESG ratings may be difficult to identify and investments in them maybe volatile. Even companies with high ESG ratings may not necessarily compare favorably with respect to the ESG practices of other issuers. The ESG investment strategy limits the types and number of investment opportunities available and, as a result, the strategy may underperform other strategies that do not have an ESG focus. The ESG investment strategy may result in the Fund’s investing in securities or industry sectors that underperform the market as a whole or underperform other funds screened for ESG standards. Investing based on ESG criteria is qualitative and subjective by nature and there is no guarantee that the criteria used by the Fund will reflect the beliefs or values of any particular investor.

Small- and Mid-Capitalization Company Risk.  Investing in the securities of small and medium capitalization companies involves greater risk and the possibility of greater price volatility than investing in larger capitalization companies. Since small and medium-sized companies may have limited operating histories, product lines and financial resources, the securities of these companies may be less liquid and more volatile. They may also be sensitive to (expected) changes in interest rates and earnings.

Large Capitalization Company Risk.  Large capitalization companies may be unable to respond quickly to new competitive challenges and attain the high growth rate of successful smaller companies, especially during extended periods of economic expansion. As such, returns on investments in stocks of large capitalization companies could trail the returns on investments in stocks of small and mid capitalization companies.

KraneShares MSCI China ESG Leaders Index ETF | Summary Prospectus

Concentration Risk.  The Fund’s assets are expected to be concentrated in an industry or group of industries to the extent that the Underlying Index concentrates in a particular industry or group of industries. The securities of companies in an industry or group of industries could react similarly to market developments. Thus, the Fund is subject to loss due to adverse occurrences that affect one industry or group of industries or sector. While the Fund’s sector and industry exposure is expected to vary over time based on the composition of the Underlying Index, the Fund is currently subject to the principal risks described below.

Consumer Discretionary Sector Risk.  The success of consumer product manufacturers and retailers is tied closely to the performance of the overall domestic and international economy, interest rates, competition and consumer confidence. Success depends heavily on disposable household income and consumer spending. Changes in demographics and consumer tastes can also affect the demand for, and success of, consumer products in the marketplace.

Financials Sector Risk.  The performance of companies in the financials sector may be adversely impacted by many factors, including, among others, government regulations, economic conditions, credit rating downgrades, changes in interest rates, and decreased liquidity in credit markets. This sector has experienced significant losses in the recent past, and the impact of more stringent capital requirements and of recent or future regulation on any individual financial company or on the sector as a whole cannot be predicted.

Healthcare Sector Risk.  The profitability of companies in the healthcare sector may be affected by government regulations and government healthcare programs, government reimbursement for medical expenses, increases or decreases in the cost of medical products and services, limited product lines, increased emphasis on the delivery of healthcare through outpatient services and product liability claims. Many healthcare companies are heavily dependent on patent protection, which may be time consuming and costly, and the expiration of a company’s patent may adversely affect that company’s profitability. Healthcare companies are subject to competitive forces that may result in pricing pressure, including price discounting, and may be thinly capitalized and susceptible to product obsolescence. Many new products in the healthcare sector require significant research and development and may be subject to regulatory approvals, which may be time consuming and costly and with no guarantee that the product will come to market.

Passive Investment Risk.  There is no guarantee that the Underlying Index will create the desired exposure and the Fund is not actively managed. It does not seek to “beat” the Underlying Index or take temporary defensive positions when markets decline. Therefore, the Fund may purchase or hold securities with current or projected underperformance.

Management Risk.  The Fund may not fully replicate the Underlying Index and may hold less than the total number of securities in the Underlying Index. Therefore, the Fund is subject to the risk that Krane’s security selection process may not produce the intended results.

Tracking Error Risk.  The Fund’s return may not match or achieve a high degree of correlation with the return of the Underlying Index. This may be due to, among other factors, the Fund holding cash under certain circumstances in lieu of Underlying Index securities, such as when the Fund is subject to delays converting U.S. dollars into a foreign currency to purchase foreign securities and unable to invest in certain constituents of the Underlying Index due to regulatory constraints, trading suspensions, and legal restrictions imposed by foreign governments. To the extent that the Fund

KraneShares MSCI China ESG Leaders Index ETF | Summary Prospectus

employs a representative sampling strategy or calculates its NAV based on fair value prices and the value of the Underlying Index is based on securities’ closing prices on local foreign markets, the Fund’s ability to track the Underlying Index may be adversely affected.

Market Risk.  The values of the Fund’s holdings could decline generally or could underperform other investments. In addition, there is a risk that policy changes by the U.S. Government, Federal Reserve, and/or other government actors could cause volatility in global financial markets, negative sentiment and higher levels of Fund redemptions, which could have a negative impact on the Fund and could result in losses. Geopolitical and other risks, including environmental and public health risks may add to instability in world economies and markets generally. Changes in value may be temporary or may last for extended periods. Further, the Fund is susceptible to the risk that certain investments may be difficult or impossible to sell at a favorable time or price. Market developments may also cause the Fund’s investments to become less liquid and subject to erratic price movements. Such market developments may also cause the Fund to encounter difficulties in timely honoring redemptions, especially if market events cause an increased incidence of shareholder redemptions.

High Portfolio Turnover Risk.  The Fund may incur high portfolio turnover rates, which may increase the Fund’s brokerage commission costs and negatively impact the Fund’s performance. Such portfolio turnover also may generate net short-term capital gains.

Valuation Risk.  Independent market quotations for certain investments held by the Fund may not be readily available, and such investments may be fair valued or valued by a pricing service at an evaluated price. These valuations involve subjectivity and different market participants may assign different prices to the same investment. As a result, there is a risk that the Fund may not be able to sell an investment at the price assigned to the investment by the Fund. In addition, the securities in which the Fund invests may trade on days that the Fund does not price its shares; as a result, the value of Fund shares may change on days when investors cannot purchase or sell their Fund holdings.

Tax Risk.  In order to qualify for the favorable tax treatment available to regulated investment companies, the Fund must satisfy certain income, asset diversification and distribution requirements each year. The Fund’s investments in issuers whose control persons are not certain creates a risk that tax authorities may retrospectively deem the Fund to have failed the asset diversification requirements. If the Fund were to fail the favorable tax treatment requirements, it would be taxed in the same manner as an ordinary corporation, which would adversely affect its performance.

Depositary Receipts Risk.  The Fund may hold the securities of foreign companies in the form of depositary receipts, including American Depositary Receipts and Global Depositary Receipts. Investing in depositary receipts entails the risks associated with foreign investments, such as fluctuations in foreign currency exchange rates and political and economic risks distinct from those associated with investing in the securities of U.S. issuers. In addition, the value of the securities underlying the depositary receipts may change materially when the U.S. markets are not open for trading, which will affect the value of the depositary receipts.

Derivatives Risk.  The use of derivatives (including swaps, futures, forwards, structured notes and options) may involve leverage, which includes risks that are different from, and greater than, the risks associated with investing directly in a reference asset, because a small investment in a derivative can result in a large impact on the Fund and may cause the Fund to be more volatile. Derivatives may at times be highly illiquid, and the Fund may not be able to close out or sell a derivative at a

KraneShares MSCI China ESG Leaders Index ETF | Summary Prospectus

particular time or at an anticipated price. Derivatives can be difficult to value and valuation may be more difficult in times of market turmoil. There may be imperfect correlation between the derivative and that of the reference asset, resulting in unexpected returns that could materially adversely affect the Fund. Certain derivatives (such as swaps and options) are bi-lateral agreements that expose the Fund to counterparty risk, which is the risk of loss in the event that the counterparty to an agreement fails to make required payments or otherwise comply with the terms of derivative. In that case, the Fund may suffer losses potentially equal to, or greater than, the full value of the derivative if the counterparty fails to perform its obligations. That risk is generally thought to be greater with over-the-counter (OTC) derivatives than with derivatives that are exchange traded or centrally cleared. Counterparty risks are compounded by the fact that there are only a limited number of ways available to invest in certain reference assets and, therefore, there may be few counterparties to swaps or options based on those reference assets. Many derivatives are subject to segregation requirements that require the Fund to segregate the market or notional value of the derivatives, which could impede the portfolio management of the Fund.

Investments in Investment Companies Risk.  The Fund may invest in other investment companies, including those that are advised, sponsored or otherwise serviced by Krane and/or its affiliates. The Fund will indirectly be exposed to the risks of investments by such funds and will incur its pro rata share of the underlying fund’s expenses. Additionally, investments in ETFs are subject to ETF Risk. Krane is subject to conflicts of interest in allocating Fund assets to investment companies that are advised, sponsored or otherwise serviced by Krane and/or its affiliates. To the extent that the Fund invests in investment companies or other pooled investment vehicles that are not registered pursuant to the 1940 Act, including foreign investment companies, it will not enjoy the protections of the U.S. law.

Securities Lending Risk.  To the extent the Fund lends its securities, it may be subject to the following risks: (1) the securities in which the collateral is invested may not perform sufficiently to cover the return collateral payments owed to borrowers; (2) delays may occur in the recovery of securities from borrowers, which could interfere with the Fund’s ability to vote proxies or to settle transactions; and (3) although borrowers of the Fund’s securities typically provide collateral in the form of cash that is reinvested in securities, there is the risk of possible loss of rights in the collateral should the borrower fail financially.

Cash and Cash Equivalents Risk.  The Fund may hold cash or cash equivalents. Generally, such positions offer less potential for gain than other investments. This is particularly true when the market for other investments in which the Fund may invest is rapidly rising. If the Fund holds cash uninvested it will be subject to the credit risk of the depositing institution holding the cash.

Performance Information

Once the Fund has completed a full calendar year of operations, a bar chart and table will be included in this Prospectus that will provide some indication of the risks of investing in the Fund by showing the variability of the Fund’s return based on net assets and comparing the variability of the Fund’s return to a broad measure of market performance. Once available, the Fund’s current performance information will be available at www.kraneshares.com. Past performance does not necessarily indicate how the Fund will perform in the future.

KraneShares MSCI China ESG Leaders Index ETF | Summary Prospectus

Management

Investment Adviser

Krane Funds Advisors, LLC serves as the investment adviser to the Fund.

Portfolio Managers

James Maund, Head of Capital Markets at the Adviser, has served as lead portfolio manager for the Fund since its inception in 2020.  Jonathan Shelon, Chief Operating Officer of the Adviser, also serves as a portfolio manager of the Fund. Mr. Shelon supports Mr. Maund and Krane’s investment team for the Fund and has been a portfolio manager of the Fund since its inception in 2020.

Purchase and Sale of Fund Shares

Shares may be purchased and redeemed from the Fund only in “Creation Units” of 50,000 shares, or multiples thereof. As a practical matter, only institutions and large investors, such as market makers or other large broker-dealers, purchase or redeem Creation Units. Most investors will buy and sell shares of the Fund on the Exchange. Individual shares can be bought and sold throughout the trading day like other publicly traded securities through a broker-dealer on the Exchange. These transactions do not involve the Fund. The price of an individual Fund share is based on market prices, which may be different from its NAV. As a result, the Fund’s shares may trade at a price greater than the NAV (at a premium) or less than the NAV (at a discount). An investor may incur costs attributable to the difference between the highest price a buyer is willing to pay to purchase shares of the Fund (bid) and the lowest price a seller is willing to accept for shares of the Fund (ask) when buying or selling shares in the secondary market (the “bid-ask spread”). Most investors will incur customary brokerage commissions and charges when buying or selling shares of the Fund through a broker-dealer.

Recent information regarding the Fund, including its NAV, market price, premiums and discounts, and bid ask spreads, are available on the Fund’s website at www.kraneshares.com.

Tax Information

Fund distributions are generally taxable as ordinary income, qualified dividend income or capital gains (or a combination), unless your investment is in an IRA or other tax-advantaged retirement account, which may be taxable upon withdrawal.

Payments to Broker-Dealers and Other Financial Intermediaries

If you purchase Fund shares through a broker-dealer or other financial intermediary (such as a bank), the Fund and its related companies may pay the intermediary for the sale of Fund shares and related services. These payments may create a conflict of interest by influencing the broker-dealer or other intermediary and your sales person to recommend the Fund over another investment. Ask your sales person or visit your financial intermediary’s website for more information.